As filed with the Securities and Exchange Commission on June 17, 1999
                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           ---------------------------

                          SECURE COMPUTING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           ---------------------------

                 DELAWARE                                   52-1637226
    (STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NUMBER)

                        ONE ALMADEN BOULEVARD, SUITE 400
                           SAN JOSE, CALIFORNIA 95113
                                 (408) 918-6100
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                    REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           ---------------------------

            SECURE COMPUTING CORPORATION EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)

                           ---------------------------

                                JEFFREY H. WAXMAN
                             CHIEF EXECUTIVE OFFICER

                          SECURE COMPUTING CORPORATION
                        ONE ALMADEN BOULEVARD, SUITE 400
                           SAN JOSE, CALIFORNIA 95113
                                 (408) 918-6100
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                              OF AGENT FOR SERVICE)

                           ---------------------------

                                    COPY TO:
                             JEFFREY D. SAPER, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                           PALO ALTO, CALIFORNIA 94304
                                 (650) 493-9300

                         CALCULATION OF REGISTRATION FEE

===============================================================================================================================
                                                              PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                            AMOUNT TO BE     OFFERING PRICE PER    AGGREGATE OFFERING    AMOUNT OF REGISTRATION
  TITLE OF SECURITIES TO BE REGISTERED      REGISTERED(1)        SHARE(1)(2)             PRICE                     FEE
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par .................   300,000 shares        $ 3.453125           $1,035,937.50              $287.99
===============================================================================================================================

(1) The Registration Statement relates to an additional 300,000 shares of Common Stock to be offered pursuant to the registrant's Employee Stock Purchase Plan, for which 400,000 shares of Common Stock have previously been registered pursuant to the registrant's Registration Statement Nos. 333-06563 and 333-28927.

(2) Estimated solely for the purpose of the registration fee pursuant to Rule 457(h)(1) based on the average of the high and low sales prices per share of the Registrant's Common Stock on June 16, 1999, as reported on the Nasdaq National Market.

================================================================================

                          SECURE COMPUTING CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II

ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

         There are incorporated in this Registration Statement by reference the contents of the registrant's Registration Statement Nos. 333-06563 and 333-28927.

ITEM 8.     EXHIBITS.

     EXHIBIT                            DESCRIPTION
---------------   -------------------------------------------------------------
        4         Secure Computing Corporation Employee Stock Purchase Plan, as
                  amended.

        5         Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                  Corporation.

       23.1 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5 to this Registration Statement).

       23.2       Consent of Ernst & Young LLP, independent auditors.

       24         Powers of Attorney (contained on page II-2).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto, duly authorized, in the City of San Jose, State of California, on June 17, 1999.



                                           SECURE COMPUTING CORPORATION

                                     By:   /s/ Jeffrey H. Waxman
                                           -------------------------------------
                                           Jeffrey H. Waxman
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffrey H. Waxman his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on behalf of the Registrant on June 17, 1999.

           SIGNATURE                                 TITLE                        DATE
---------------------------------   --------------------------------------     ------------
   /s/ Timothy P. Mcgurran          Senior Vice President of Operations        June 17 1999
---------------------------------   and Chief Financial Officer (Principal
   Timothy P. McGurran              Financial and Accounting Officer)

   /s/ Betsy S. Atkins
---------------------------------
   Betsy S. Atkins                  Director                                   June 17 1999

   /s/ Steven M. Puricelli
---------------------------------
   Steven M. Puricelli              Director                                   June 17 1999

   /s/ Eric P. Rundquist
---------------------------------
   Eric P. Rundquist                Director                                   June 17 1999

   /s/ Robert J. Frankenberg
---------------------------------
   Robert J. Frankenberg            Director                                   June 17 1999

   /s/ Alexander Zakupowsky, Jr.
---------------------------------
   Alexander Zakupowsky, Jr.        Director                                   June 17 1999

   /s/ John McNulty
---------------------------------
   John McNulty                     Director                                   June 17 1999



                                INDEX TO EXHIBITS

    EXHIBIT                           DESCRIPTION
--------------    -------------------------------------------------------------
       4          Secure Computing Corporation Employee Stock Purchase Plan, as
                  amended.

       5          Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                  Corporation.

      23.1 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5 to this Registration Statement).

      23.2        Consent of Ernst & Young LLP, independent auditors.

      24          Powers of Attorney (contained on page II-2).


                                      II-2